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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2006


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                              000-30111                             76-0474169
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)



                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 1, 2006, we issued a press release to report our financial results for the quarter ended June 30, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

  EXHIBIT NO.                                     DESCRIPTION
  -----------                                     -----------

      99.1     --      Press Release of Lexicon Genetics Incorporated dated August 1, 2006


                                       2



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          LEXICON GENETICS INCORPORATED



Date:  August 1, 2006                     By:      /s/ JEFFREY L. WADE
                                             -----------------------------------
                                             Jeffrey L. Wade
                                             Executive Vice President and
                                             General Counsel



                                       3

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                                INDEX TO EXHIBITS

  EXHIBIT NO.                                       DESCRIPTION
  -----------                                       -----------

      99.1        --       Press Release of Lexicon Genetics Incorporated dated August 1, 2006